Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of BioDelivery Sciences International, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1) The Amendment No.1 to Form 10-K for the year ended December 31, 2008 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amendment No.1 to Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

/s/ James A. McNulty
Date: April 6, 2009	James A. McNulty, Secretary, Treasurer and Chief Financial Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.